Exhibit 10.3

REVOLVING NOTE

$25,000,000	January 31, 2014

FOR VALUE RECEIVED, the undersigned, TRADE STREET OPERATING PARTNERSHIP, LP (the “Borrower”) hereby unconditionally promises to pay to U.S. BANK NATIONAL ASSOCIATION or registered assigns (the “Lender”), in care of Regions Bank, as Administrative Agent (the “Administrative Agent”), to its address as 3050 Peachtree Road, NW, Suite 400, Atlanta, Georgia 30305, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (defined below), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement (as defined below).

This Revolving Note is one of the “Revolving Notes” referred to in the Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Trade Street Residential, Inc., the financial institutions party thereto and their assignees under Section 13.5. thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind (other than any notice required to be provided by the Lender prior to a Default becoming an Event of Default). No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Revolving Note.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date written above.

TRADE STREET OPERATING PARTNERSHIP, LP

By:	Trade Street OP GP, LLC, its general partner

	By:	Trade Street Residential, Inc., its sole member

		By:	/s/ Richard Ross
Name: Richard Ross
Title: Chief Financial Officer

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